                                                             Exhibit (h)(1)(iii)

                                                                       Exhibit A

                      Schedule to Administration Agreement
                             as of December 6, 2002

                                                                          Fee Rate:
                                                                          --------
                                                   Institutional and
                                                 Administrative Classes                Classes A, B & C
                                                 ----------------------                ----------------

-------------------------------------------------------------------------------------------------------------
                                           Core                                Core
Fund                                       Expenses*      Other     Total      Expenses*    Other    Total**
----                                       --------       -----     -----      --------     -----    -----
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
PIMCO CCM Capital Appreciation                0.10         0.15       0.25       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO CCM Mid-Cap                             0.10         0.15       0.25       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO CCM Emerging Companies (formerly        0.10         0.15       0.25       n/a         n/a      n/a
PIMCO Micro-Cap Fund)
-------------------------------------------------------------------------------------------------------------
PIMCO PEA Renaissance                         0.10         0.15       0.25       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO PEA Growth                              0.10         0.15       0.25       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO PEA Target                              0.10         0.15       0.25       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO PEA Opportunity                         0.10         0.15       0.25       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO PEA Innovation                          0.10         0.15       0.25       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO PEA Value                               0.10         0.15       0.25       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO NFJ Small-Cap Value                     0.10         0.15       0.25       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO CCM Mega-Cap                            0.10         0.15       0.25       n/a         n/a      n/a
-------------------------------------------------------------------------------------------------------------
PIMCO PPA Tax-Efficient Structured            0.15         0.35       0.50       n/a         n/a      n/a
   Emerging Markets
-------------------------------------------------------------------------------------------------------------
PIMCO Tax-Efficient Equity                    0.10         0.15       0.25       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO NFJ Equity Income                       0.10         0.15       0.25       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO NFJ Basic Value                         0.10         0.15       0.25       0.50        0.50     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO PEA Growth & Income                     0.10         0.15       0.25       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO Asset Allocation                        0.05         0.05       0.10       0.10        0.30     0.40
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Large-Cap Growth Fund               0.10         0.20       0.30       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Tax-Managed Growth Fund             0.10         0.20       0.30       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Mid-Cap Fund                        0.10         0.20       0.30       0.10        0.40     0.50
------------------------------------------------------------------------------------------------------------
PIMCO RCM Small-Cap Fund                      0.10         0.20       0.30       n/a         n/a      n/a
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Biotechnology Fund                  n/a          n/a        n/a        0.10        0.35     0.45
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Small-Cap Fund               0.15         0.25       0.40       0.15        0.45     0.60
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Technology Fund              0.15         0.25       0.40       0.15        0.40     0.55
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Healthcare Fund              n/a          n/a        n/a        0.15        0.40     0.55
-------------------------------------------------------------------------------------------------------------
PIMCO RCM International Growth
   Equity Fund                                0.15         0.35       0.50       0.15        0.55     0.70
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Emerging Markets                    0.15         0.35       0.50       0.15        0.55     0.70
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Europe Fund                         0.15         0.35       0.50       0.15        0.55     0.70
-------------------------------------------------------------------------------------------------------------
PIMCO RCM Global Equity Fund                  0.15         0.25       0.40       0.15        0.45     0.60
-------------------------------------------------------------------------------------------------------------
PIMCO NACM Core Equity Fund                   0.10         0.20       0.30       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO NACM Global Fund                        0.15         0.25       0.40       0.15        0.45     0.60
-------------------------------------------------------------------------------------------------------------
PIMCO NACM Growth Fund                        0.10         0.20       0.30       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO NACM International Fund                 0.15         0.35       0.50       0.15        0.55     0.70
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                           Core                                Core
Fund                                       Expenses*      Other     Total      Expenses*    Other    Total**
----                                       --------       -----     -----      --------     -----    -----
-------------------------------------------------------------------------------------------------------------
PIMCO NACM Flex-Cap Fund                      0.10         0.20       0.30       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO NACM Pacific Rim Fund                   0.15         0.35       0.50       0.15        0.55     0.70
-------------------------------------------------------------------------------------------------------------
PIMCO NACM Value Fund                         0.10         0.20       0.30       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO Large-Cap Value Fund***                 0.10         0.20       0.30       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO International Value Fund***             0.15         0.35       0.50       0.15        0.55     0.70
-------------------------------------------------------------------------------------------------------------
PIMCO Balanced Value Fund***                  0.10         0.20       0.30       0.10        0.40     0.50
-------------------------------------------------------------------------------------------------------------
PIMCO Core Equity Fund****                    0.10         0.20       0.30       n/a         n/a      n/a
-------------------------------------------------------------------------------------------------------------
PIMCO Small Cap Value Fund****                0.10         0.20       0.30       n/a         n/a      n/a
-------------------------------------------------------------------------------------------------------------
PIMCO Disciplined Value Fund****              0.10         0.20       0.30       n/a         n/a      n/a
-------------------------------------------------------------------------------------------------------------
PIMCO Mid Cap Value Fund****                  0.10         0.20       0.30       n/a         n/a      n/a
-------------------------------------------------------------------------------------------------------------


-------------------
* Core Expenses include custody, portfolio accounting and tax preparation expenses.
**   The Total fee rate for Class A, B and C shares shall be reduced by 0.05%
per annum on a Fund's average daily net assets attributable in the aggregate to Class A, B and C shares in excess of $2.5 billion. For example, Class A, B and C shares of PIMCO Capital Appreciation Fund shall pay an annual fee rate of 0.40% on the Fund's first $2.5 billion of average daily net assets attributable in the aggregate to Class A, B and C shares, and 0.35% on such assets in excess of $2.5 billion.

*** These Funds only offer Institutional Class and Class A shares. **** These Funds only offer Institutional Class shares.

                                 Class D Shares
                                 --------------

------------------------------------------------------------------------------------------
                                                     Core
Fund                                                 Expenses*      Other        Total
----                                                 --------       -----        -----
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
PIMCO NFJ Basic Value Fund                             0.10          0.65         0.75
------------------------------------------------------------------------------------------
PIMCO CCM Capital Appreciation                         0.10          0.55         0.65
------------------------------------------------------------------------------------------
PIMCO CCM Mid-Cap                                      0.10          0.55         0.65
------------------------------------------------------------------------------------------
PIMCO PEA Renaissance                                  0.10          0.55         0.65
------------------------------------------------------------------------------------------
PIMCO PEA Growth                                       0.10          0.55         0.65
------------------------------------------------------------------------------------------
PIMCO PEA Innovation                                   0.10          0.55         0.65
------------------------------------------------------------------------------------------
PIMCO PEA Value                                        0.10          0.55         0.65
------------------------------------------------------------------------------------------
PIMCO PPA Tax-Efficient Equity                         0.10          0.55         0.65
------------------------------------------------------------------------------------------
PIMCO NFJ Equity Income                                0.10          0.65         0.75
------------------------------------------------------------------------------------------
PIMCO PEA Opportunity                                  0.10          0.55         0.65
------------------------------------------------------------------------------------------
PIMCO NFJ Small-Cap Value                              0.10          0.55         0.65
------------------------------------------------------------------------------------------
PIMCO PEA Target                                       0.10          0.55         0.65
------------------------------------------------------------------------------------------
PIMCO PEA Growth & Income                              0.10          0.65         0.75
------------------------------------------------------------------------------------------
PIMCO RCM Large-Cap Growth Fund                        0.10          0.40         0.50
------------------------------------------------------------------------------------------
PIMCO RCM Tax-Managed Growth Fund                      0.10          0.40         0.50
------------------------------------------------------------------------------------------
PIMCO RCM Mid-Cap Fund                                 0.10          0.40         0.50
------------------------------------------------------------------------------------------
PIMCO RCM Biotechnology Fund                           0.10          0.35         0.45
------------------------------------------------------------------------------------------
PIMCO RCM Global Small-Cap Fund                        0.15          0.45         0.60
------------------------------------------------------------------------------------------
PIMCO RCM Global Technology Fund                       0.15          0.40         0.55
------------------------------------------------------------------------------------------
PIMCO RCM Global Healthcare Fund                       0.15          0.40         0.55
------------------------------------------------------------------------------------------
PIMCO RCM International Growth Equity Fund             0.15          0.55         0.70
------------------------------------------------------------------------------------------
PIMCO RCM Emerging Markets Fund                        0.15          0.55         0.70
------------------------------------------------------------------------------------------
PIMCO RCM Europe Fund                                  0.15          0.55         0.70
------------------------------------------------------------------------------------------
PIMCO RCM Global Equity Fund                           0.15          0.45         0.60
------------------------------------------------------------------------------------------
PIMCO NACM Core Equity Fund                            0.10          0.65         0.75
------------------------------------------------------------------------------------------
PIMCO NACM Global Fund                                 0.15          0.70         0.85
------------------------------------------------------------------------------------------
PIMCO NACM Growth Fund                                 0.10          0.65         0.75
------------------------------------------------------------------------------------------
PIMCO NACM International Fund                          0.15          0.80         0.95
------------------------------------------------------------------------------------------
PIMCO NACM Flex-Cap Value Fund                         0.10          0.65         0.75
------------------------------------------------------------------------------------------
PIMCO NACM Pacific Rim Fund                            0.15          0.80         0.95
------------------------------------------------------------------------------------------
PIMCO NACM Value Fund                                  0.10          0.65         0.75
------------------------------------------------------------------------------------------

-----------------
* Core Expenses include custody, portfolio accounting and tax preparation expenses.


            [The remainder of this page is intentionally left blank.]

                                 Class R Shares
                                 --------------

-------------------------------------------------------------------------------
                                           Core
Fund                                       Expenses*      Other       Total
----                                       --------       -----       -----
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PIMCO CCM Capital Appreciation               0.10          0.40        0.50
-------------------------------------------------------------------------------
PIMCO CCM Mid-Cap                            0.10          0.40        0.50
-------------------------------------------------------------------------------
PIMCO NACM Global Fund                       0.15          0.45        0.60
-------------------------------------------------------------------------------
PIMCO NACM International Fund                0.15          0.55        0.70
-------------------------------------------------------------------------------
PIMCO NFJ Equity Income                      0.10          0.40        0.50
-------------------------------------------------------------------------------
PIMCO NFJ Small-Cap Value                    0.10          0.40        0.50
-------------------------------------------------------------------------------
PIMCO PEA Growth & Income                    0.10          0.40        0.50
-------------------------------------------------------------------------------
PIMCO PEA Growth                             0.10          0.40        0.50
-------------------------------------------------------------------------------
PIMCO PEA Renaissance                        0.10          0.40        0.50
-------------------------------------------------------------------------------
PIMCO PEA Value                              0.10          0.40        0.50
-------------------------------------------------------------------------------
PIMCO RCM Large-Cap Growth Fund              0.10          0.40        0.50
-------------------------------------------------------------------------------
PIMCO RCM Mid-Cap Fund                       0.10          0.40        0.50
-------------------------------------------------------------------------------

-----------------
* Core Expenses include custody, portfolio accounting and tax preparation expenses.


            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Schedule to Administration Agreement to be executed by their officers designated below on this 6/th/ day of December, 2002.


                                        PIMCO FUNDS: MULTI-MANAGER SERIES


                                        By: ____________________________________
                                        Title:



                                        PIMCO ADVISORS FUND MANAGEMENT LLC


                                        By: ____________________________________
                                        Title: